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                                                                    Exhibit 23.2
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                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 14, 2000, except as to Note 12 which is as of March 22, 2000 relating to the financial statements, which appears in Cobalt Networks, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

PricewaterhouseCoopers LLP.
San Jose, California

September 27, 2000